Exhibit 99.3 2018 and 4Q18 Financial Results January 24, 2019 ©2019 DISCOVER FINANCIAL SERVICES

Notice The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The information provided herein includes certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included at the end of this presentation, which is available on the Company’s website and the SEC’s website. The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and "Management’s Discussion & Analysis of Financial Condition and Results of Operations" in the company's Quarterly Report on Form 10- Q for the quarters ended March 31, 2018, June 30, 2018, and September 30, 2018, which are filed with the SEC and available at the SEC's website (www.sec.gov). The Company does not undertake to update or revise forward-looking statements as more information becomes available. 2

Full Year 2018 Highlights(1) • Solid execution of strategy drove net income of $2.7Bn, diluted EPS of $7.79; return on equity of 25% • Consistent focus on profitable loan growth led to 8% revenue growth • Strong credit performance benefiting from: ◦ Disciplined underwriting ◦ Increasing efficiency and effectiveness in servicing • Payment Services continued to drive strong network volume growth (up 15%) • Continued investments in global merchant acceptance and technology Note(s) (1) All comparisons stated on a year-over-year basis 3

Full Year 2018: Consistent, strong loan growth Highlights Ending Loans ($Bn) Highlights $90.5 $84.2 • Strong loan growth of 8% in Card $77.3 • Number of new accounts up 11% $72.4 $70.0 • Acquisition costs per account down 6% • Student Loans grew 9% excluding purchased student loans CAGR: 7% • Modest growth of 1% in Personal Loans; maintaining discipline in credit and pricing 2014 2015 2016 2017 2018 4

Full Year 2018: Credit performing as expected Total Net Charge-off Rate Highlights • Credit stabilizing in Card as normalization impact slows • Student Loan credit performance 3.06% remains strong with stable net- 2.70% charge off rate and lower delinquencies 2.16% 2.04% 2.01% • Personal Loan losses higher, as expected, primarily due to seasoning of growth and normalization 2014 2015 2016 2017 2018 5

DISCOVER | 4Q18 Summary Financial Results

($MM, except per share data)	4Q18	4Q17	B / (W) $ Δ	B / (W) % Δ
Revenue Net of Interest Expense	$2,807	$2,614	$193	7%
Net Principal Charge-off	686	583	(103)	(18%)
Reserve Change build/(release)	114	96	(18)	(19%)
Provision for Loan Losses	800	679	(121)	(18%)
Operating Expense	1,110	1,036	(74)	(7%)
Direct Banking	874	870	4	—%
Payment Services	23	29	(6)	(21%)
Total Pre-Tax Income	897	899	(2)	—%
Income Tax Expense	210	512	302	59%
Net Income	$687	$387	$300	78%
ROE	**25%**	**14%**		
Diluted EPS	**$2.03**	**$0.99**	**$1.04**	**105%**
EPS From Non-Recurring Charges		($0.56)		
Adjusted Diluted EPS (1)	$2.03	$1.55	**$0.48**	**31%**
Pre-Tax, Pre-Provision Income (2)	$1,697	$1,578	$119	8%

Highlights

- Diluted EPS of $2.03, up 105%
- Revenue net of interest expense of $2.8Bn, up 7%, driven by higher net interest income
- Provision for loan losses increased $121MM, or 18%, on higher net charge-offs and a higher reserve build
- Expenses rose 7%, primarily driven by investments to support growth and new capabilities, including $34MM in incremental investments in global merchant acceptance
- 4Q17 income tax expense included non-recurring charges of $179MM associated with the passage of tax reform

Note(s)

1. Adjusted Diluted EPS is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the Company's reported results. Management believes this information helps investors understand the effect of activities that are not expected to continue and provides a useful metric to evaluate the Company's ongoing operating performance; see appendix for a reconciliation
2. Pre-tax, pre-provision income, which is derived by adding provision for loan losses to pre-tax income, is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the Company's reported results. Management believes this information helps investors understand the effect of provision for loan losses on reported results and provides an alternate presentation of the Company's performance; see appendix for a reconciliation

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4Q18 Loan and Volume Growth Ending Loans ($Bn) Volume ($Bn) Payment Services Network (1) Total Card Student Personal Proprietary PULSE Diners Partners +7% +8% +2% +1% +6% +11% +4% +43% $90.5 $84.2 $72.9 $67.3 $47.1 $42.4 $36.3$38.5 $8.4 $8.7 $9.2 $9.4 $7.4 $7.5 $3.3 $4.7 4Q17 4Q18 4Q17 4Q18 Total Network Volume up 10% YOY Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment 7

4Q18 Revenue Detail B / (W) Highlights ($MM) 4Q18 4Q17 $ Δ % Δ Interest Income $2,907 $2,556 $351 14% • Loan growth and higher net interest Interest Expense 605 436 (169) (39%) margin drove 9% increase in net Net Interest Income 2,302 2,120 182 9% interest income Discount/Interchange Revenue 752 717 35 5% Rewards Cost 475 434 (41) (9%) • Discount and interchange revenue Net Discount/Interchange Revenue 277 283 (6) (2%) up 5%, driven by increased Card Protection Products Revenue 50 54 (4) (7%) sales Loan Fee Income 108 96 12 13% Transaction Processing Revenue 46 43 3 7% • Rewards rate up 5 bps, driving a Other Income 24 18 6 33% $6MM decrease in net discount and Total Non-Interest Income 505 494 11 2% interchange revenue Revenue Net of Interest Expense $2,807 $2,614 $193 7% Direct Banking $2,733 $2,543 $190 7% Payment Services 74 71 3 4% Revenue Net of Interest Expense $2,807 $2,614 $193 7% Change ($MM) 4Q18 4Q17 QOQ YOY Discover Card Sales Volume $37,208 $35,339 4% 5% Rewards Rate (1) 1.28% 1.23% -3 bps 5 bps Note(s) 1. Rewards cost divided by Discover card sales volume 8

4Q18 Net Interest Margin 4Q18 4Q17 Highlights Average Average ($MM) Balance Rate Balance Rate • Net interest margin on loans up 7 Credit Card $70,563 13.20% $64,791 12.79% bps driven by higher loan yields, Private Student 9,344 8.31% 9,158 7.69% offset by higher funding costs Personal 7,540 12.76% 7,455 12.27% Other 760 6.57% 398 5.66% Total Loans 88,207 12.59% 81,802 12.14% • Credit card yield increased 41 bps as Other Interest-Earning Assets 18,269 2.33% 15,566 1.34% increases in the prime rate were Total Interest-Earning Assets $106,476 10.83% $97,368 10.41% partially offset by portfolio mix and higher interest charge-offs Direct to Consumer and Affinity $43,514 2.00% $38,807 1.44% Brokered Deposits and Other 21,574 2.58% 18,244 2.12% Interest Bearing Deposits 65,088 2.20% 57,051 1.65% • Average consumer deposits grew Borrowings 27,185 3.57% 26,446 2.97% 12% and composed 47% of total Total Interest-Bearing Liabilities $92,273 2.60% $83,497 2.07% average funding Change • Funding costs on interest-bearing (%) 4Q18 QOQ YOY liabilities increased 53 bps, primarily Total Interest Yield on Loans 12.59% 14bps 45bps driven by higher market rates NIM on Loans 10.35% 7bps 7bps NIM on Interest-Earning Assets 8.57% 0bps -7bps 9

4Q18 Operating Expense Detail B / (W) Highlights ($MM) 4Q18 4Q17 $ Δ % Δ Employee Compensation and Benefits $414 $411 ($3) (1%) • Other expense up 34% due to Marketing and Business Development 230 213 (17) (8%) investments to enhance global Information Processing & Communications 93 80 (13) (16%) merchant acceptance Professional Fees 190 189 (1) (1%) Premises and Equipment 26 26 0 —% Other Expense 157 117 (40) (34%) • Marketing up 8% as a result of Total Operating Expense $1,110 $1,036 ($74) (7%) higher investment in brand and digital advertising Direct Banking 1,059 995 ($64) (6%) Payment Services 51 41 (10) (24%) • Information processing up 16% Total Operating Expense $1,110 $1,036 ($74) (7%) due to investments in Operating Efficiency(1) 39.6% 39.7% 10 bps infrastructure and analytic capabilities Note(s) 1. Defined as reported total operating expense divided by revenue net of interest expense 10

# DISCOVER | Credit Performance Trends

## Total Company Loans



2.02
2.31
2.60
2.71
2.63
2.85
3.09
3.11
2.97
3.08
1.79
1.97
1.97
1.93
2.05
2.20
2.23
2.08
2.22
2.31
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
NCO rate (%)
30+ day DQ rate ex-PCI (%)

## Credit Card Loans



2.17
2.47
2.84
2.94
2.80
3.03
3.32
3.34
3.14
3.23
1.87
2.04
2.06
2.00
2.14
2.28
2.33
2.16
2.32
2.43
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
NCO rate (%)
30+ day DQ rate (%)

## Private Student Loans



1.87
2.22
2.04
2.12
2.14
2.35
2.25
2.10
2.13
2.00
0.70
1.00
0.60
0.85
1.14
1.03
0.92
0.92
0.96
0.86
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
NCO rate (%)
30+ day DQ rate ex-PCI (%)

## Personal Loans



2.63
2.70
3.16
3.18
3.19
3.62
4.03
3.97
4.09
4.49
0.98
1.12
1.12
1.14
1.27
1.40
1.37
1.42
1.57
1.60
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
NCO rate (%)
30+ day DQ rate (%)

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Capital Trends 13.4 13.2 13.0 12.5 11.9 11.6 11.6 11.4 11.1 123 120 118 109 109 104 108 99 93 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Common Equity Tier 1 (CET1) Capital Ratio(1) (%) Payout Ratio(2) (%) Note(s) 1. Common Equity Tier 1 Capital Ratio (Basel III Transition) 2. Payout Ratio is displayed on a trailing twelve month basis. This represents the trailing twelve months’ Capital Return to Common Stockholders divided by the trailing twelve months’ Net Income Allocated to Common Stockholders 12

4Q18 Financial Summary Balance Sheet Credit and Capital Profitability • Total loans grew 7% • Total NCO rate of 3.08%, • Net income of $687MM ($6.3Bn) YOY up 23 bps YOY and diluted EPS of $2.03 • Driven by supply- • Credit card loans grew 8% induced credit • Revenue growth of 7% on ($5.6Bn) YOY as sales normalization and loan higher net interest income volume increased 5% seasoning • NIM of 10.35%, up 7 bps • Capital return • Average consumer YOY deposits grew 12% • Repurchased 6.7MM ($4.7Bn) YOY, while shares of common • Strong return on equity at deposit rates increased 56 stock for $466MM (1) 25% bps • CET1 capital ratio of 11.1% down 50 bps YOY Note(s) 1. Basel III Transition 13

2019: Strong returns while investing for growth • Economic environment remains stable • Continuing to leverage the brand to drive growth in loans and deposits • Investments in advanced analytics and automation to drive account acquisition, engagement, customer experience, and operational efficiency • Relentless focus on customer experience • Projecting another year of strong ROE and capital returns 14

2019 Guidance 2018 Actual 2019 Guidance Total Loan Growth 7% 6 - 8% Operating Expense $4.1Bn $4.3 - $4.4Bn Rewards Rate 1.29% 1.32 - 1.34% Total Company NIM 10.3% 10.3% +/- Total Net Charge-off Rate 3.1% 3.2 - 3.4% 15

Appendix Reconciliation of GAAP to Non-GAAP Data (unaudited, $MM) 4Q18 4Q17 Provision for loan losses $800 $679 Income before income taxes 897 899 Pre-tax, pre-provision income(1) $1,697 $1,578 Note(s) 1. Pre-tax, pre-provision income, which is derived by adding provision for loan losses to pre-tax income, is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the Company's reported results. Management believes this information helps investors understand the effect of provision for loan losses on reported results and provides an alternate presentation of the Company's performance 16

Appendix Reconciliation of GAAP to Non-GAAP Data (unaudited) 4Q17 Diluted EPS $0.99 Adjusted for: Employee compensation one-time bonus 0.03 Original issuance cost related to series B preferred stock redemption 0.04 Tax related one-time items 0.49 Adjusted Diluted EPS (1) $1.55 Note(s) 1. Adjusted Diluted EPS is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the Company’s reported results. Management believes this information helps investors understand the effect of activities that are not expected to continue and provides a useful metric to evaluate the Company's ongoing operating performance 17